EXHIBIT 3

          FORM OF SPECIMEN STOCK CERTIFICATE FOR SHARES OF COMMON STOCK




















CORPDAL:94907.1 12013-00014
                                        5

NUMBER                                                                SHARES

 FFP             INCOPORATED UNDER THE LAWS OF THE STATE OF TEXAS

                            FFP MARKETING COMPANY, INC.     SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS
                                                               AND LIMITATIONS
This certificate is transferable in
New York, NY or Ridgefield Park, NJ                           CUSIP 30243M 10 5

   This Certifies that




   Is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

                           FFP MARKETING COMPANY, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all amendments thereto.

          This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation an dthe facsimile signatures of its duly authorized officers.

                                        Dated


President                               Countersigned and Registered
/s/ Robert J. Byrne                     ChaseMellon Shareholder Services, L.L.C.
                                        (Dallas, Texas)           Transfer Agent
                                                                   and Registrar

                                         By
Secretary                                                   Authorized Signature
/s/ Steven B. Hawkins

                           FFP MARKETING COMPANY, INC.

     NO SHAREHOLDER HAS ANY PREEMPTIVE RIGHT TO ACQUIRE ANY UNISSUED OR TREASURY SECURITIES OF THE CORPORATION, A COMPLETE STATEMENT OF THE DENIAL OF PREEMPTIVE RIGHTS IS SET FORTH IN SECTION 10 OF THE CORPORATION'S ARTICLES OF INCORPORATION (THE "ARTICLES OF INCORPORATION"), ON FILE IN THE OFFICE OF THE SECRETARY OF TSTATE OF THE STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF THE ARTICLES OF INCORPORATION TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, ON WRITTEN REQUEST TOT HE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     THE ARTICLES OF INCORPORATION OF THE CORPORATION AUTHORIZED THE CORPORATION TO ISSUE SHARES OF MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     The following abbreviations, when used in the inspection on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT-        CUSTODIAN
TEN ENT - as tenants by the                         -------          -----------
          entireties                                (Cust)              (Minor)
JT TEN  - as joint tenants                          Under    Uniform   Gifts  to
          with right of                             Minors Act
          survivorship and                                       ---------------
          not as tenants In                                           (State)
          common

                Additional abbreviations may also be used through
                             not in the above list.

      FOR VALUE RECEIVED                                 hereby sell, assign and
                         -------------------------------

      PLEASE INSERT SOCIAL SECURITY OR OTHER
        TAX IDENTIFYING NUMBER OF ASSIGNEE



      --------------------------------------  ----------------------------------

      --------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      ------------------------------------------------------------------- Shares

      of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                         ---------------------------------------
      Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

      Dated
            -------------------

THE SIGNATURES TO THIS ASSIGNMENT  X
MUST CORRESPOND WITH THE NAME(S)     -------------------------------------------
AS WRITTEN ON THE FACE OF THE                     (Signature)
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE          X
WHATEVER.                           --------------------------------------------
                                                  (Signature)


        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED IN RULE 17AB-1B UNDER THE SECURITIES
        EXCHANGE ACT OF 1934, AS AMENDED.
        ------------------------------------------------------------------------
        SIGNATURE(S) GUARANTEED BY: